UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2014

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 3, 2014, Nuverra Environmental Solutions, Inc., a Delaware corporation (the “Company”), entered into a $200 million Amended and Restated Credit Agreement (the “Amended Credit Agreement”) by and among the Company, as borrower; Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), as administrative agent; Wells Fargo, Bank of America, N.A., a national banking association (“Bank of America”), and RBS Citizens, N.A., a national banking association (“RBS Citizens “), as joint lead arrangers; Wells Fargo, Bank of America and RBS Citizens, as joint book runners; Bank of America and RBS Citizens, as co-syndication agents; and Wells Fargo, Bank of America and Citizens Bank of Pennsylvania, as lenders. This agreement amends and restates the Company’s existing Credit Agreement, dated as of April 10, 2012, by and among the Company, Wells Fargo, as administrative agent, and certain lenders named therein (as amended, the “Existing Credit Agreement”).

The primary purpose of the $200 million Amended Credit Agreement is to replace debt drawn under the Existing Credit Agreement and support ongoing working capital needs and other general corporate purposes, including growth initiatives and the potential repurchase of a portion of the Company’s currently outstanding 9.875% Senior Notes due 2018 (the “Senior Notes”). The full $200 million revolving credit facility will be immediately available to the Company, based on the borrowing base as of the closing date. This facility also contains an accordion feature that provides for an increase in availability of up to $25 million, subject to the satisfaction of certain terms and conditions contained in the Amended Credit Agreement and related documentation.

The stated maturity date of the Amended Credit Agreement is the earlier of five years from the closing date or 90 days prior to the maturity of other material indebtedness, which includes the Senior Notes. The facility is secured by substantially all of the Company’s assets.

Pricing under the facility ranges from LIBOR + 1.75% to LIBOR + 2.50%, based on the amount of excess availability under the facility as of the determination date. Pricing as of the closing date will be LIBOR + 2.25%. Availability under the facility is determined by a borrowing base formula, with specific advance rates against the Company’s accounts receivable and equipment, as set forth in the Amended Credit Agreement.

The Amended Credit Agreement also contains certain affirmative and negative covenants, as well as other terms and conditions that are customary for revolving credit facilities of this type.

The foregoing description of the revolving credit facility and the Amended Credit Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, a copy of which is attached hereto as exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated February 3, 2014, by and among the Company, as borrower; Wells Fargo Bank, National Association, a national banking association, as administrative agent; Wells Fargo, Bank of America, N.A., a national banking association, and RBS Citizens, N.A., a national banking association, as joint lead arrangers; Wells Fargo, Bank of America and RBS Citizens, as joint book runners; Bank of America and RBS Citizens, as co-syndication agents; and Wells Fargo, Bank of America and Citizens Bank of Pennsylvania, as lenders

10.2	Amended and Restated Guaranty and Security Agreement, dated February 3, 2014, by and among the Company, Heckmann Environmental Services, Inc., Thermo Fluids Inc., Heckmann Water Resources Corporation, Heckmann Water Resources (CVR), Inc., 1960 Well Services, LLC, HEK Water Solutions, LLC, Appalachian Water Services, LLC, Badlands Power Fuels LLC, Badlands Power Fuels, LLC, Landtech Enterprises, LLC, Badlands Leasing and LLC, Ideal Oilfield Disposal, LLC; and Wells Fargo Bank, National Association

10.3	Intercompany Subordination Agreement, dated February 3, 2014, by and among the Company, Heckmann Environmental Services, Inc., Thermo Fluids Inc., Heckmann Water Resources Corporation, Heckmann Water Resources (CVR), Inc., 1960 Well Services, LLC, HEK Water Solutions, LLC, Appalachian Water Services, LLC, Badlands Power Fuels LLC, Badlands Power Fuels, LLC, Landtech Enterprises, LLC, Badlands Leasing, LLC and Ideal Oilfield Disposal, LLC; and Wells Fargo Bank, National Association

10.4	Patent Security Agreement, dated February 3, 2014, by and between the Company and Wells Fargo Bank, National Association

99.1	Press Release, dated February 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: February 7, 2014	By:	/s/ Jay C. Parkinson
Name: Jay C. Parkinson
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated February 3, 2014, by and among the Company, as borrower; Wells Fargo Bank, National Association, a national banking association, as administrative agent; Wells Fargo, Bank of America, N.A., a national banking association, and RBS Citizens, N.A., a national banking association, as joint lead arrangers; Wells Fargo, Bank of America and RBS Citizens, as joint book runners; Bank of America and RBS Citizens, as co-syndication agents; and Wells Fargo, Bank of America and Citizens Bank of Pennsylvania, as lenders

10.2	Amended and Restated Guaranty and Security Agreement, dated February 3, 2014, by and among the Company, Heckmann Environmental Services, Inc., Thermo Fluids Inc., Heckmann Water Resources Corporation, Heckmann Water Resources (CVR), Inc., 1960 Well Services, LLC, HEK Water Solutions, LLC, Appalachian Water Services, LLC, Badlands Power Fuels LLC, Badlands Power Fuels, LLC, Landtech Enterprises, LLC, Badlands Leasing, LLC, Ideal Oilfield Disposal, LLC; and Wells Fargo Bank, National Association

10.3	Intercompany Subordination Agreement, dated February 3, 2014, by and among the Company, Heckmann Environmental Services, Inc., Thermo Fluids Inc., Heckmann Water Resources Corporation, Heckmann Water Resources (CVR), Inc., 1960 Well Services, LLC, HEK Water Solutions, LLC, Appalachian Water Services, LLC, Badlands Power Fuels LLC, Badlands Power Fuels, LLC, Landtech Enterprises, LLC, Badlands Leasing, LLC and Ideal Oilfield Disposal, LLC; and Wells Fargo Bank, National Association

10.4	Patent Security Agreement, dated February 3, 2014, by and between the Company and Wells Fargo Bank, National Association

99.1	Press Release, dated February 3, 2014